FINANCIAL (EXPENSES) INCOME, NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Financial expenses:
Interest, bank charges and fees	$ (844)	$ (211)	$ (219)
Exchange differences, net	0	(327)	0
Unwind of discount earn out liability	0	0	(118)
Total financial expenses	(844)	(538)	(337)
Financial income:
Exchange differences, net	509	0	34
Total financial income	509	0	34
Total financial expenses, net	$ (335)	$ (538)	$ (303)